                                FIFTH AMENDMENT


                         Dated as of November 21, 1995



                 THIS FIFTH AMENDMENT (this "Fifth Amendment") is entered into among FOXMEYER CORPORATION (formerly FoxMeyer Acquisition Corp., the successor in interest by merger to FoxMeyer Corporation), a Delaware corporation (the "Seller"), CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise" and, together with CAFCO, the "Investors" and individually an "Investor"), CITIBANK, N.A., a national banking association ("Citibank"), NATIONSBANK, N.A., a national banking association, individually ("NationsBank") and as co-agent (the "Co- Agent"), CITICORP NORTH AMERICA, INC., individually ("CNAI") and as agent the ("Agent"), and the other financial institutions listed on the signature pages hereof under the heading "A Syndicate Banks" (the "A Syndicate Banks") or "B Syndicate Banks", respectively (the "B Syndicate Banks" and, together with Citibank, NationsBank and the A Syndicate Banks, the "Banks").

                 PRELIMINARY STATEMENTS. (1) The Seller, the Investors, the Agent and the Co-Agent are party to that certain Trade Receivables Purchase and Sale Agreement dated as of October 29, 1993, as amended by the Amendment dated as of October 27, 1994, the Second Amendment dated as of November 22, 1994, the Third Amendment dated as of April 26, 1995 and the Fourth Amendment dated as of September 30, 1995 (said Agreement as so amended being the "Investor Agreement"). The Seller, the Banks, CNAI, the Agent and the Co-Agent are party to that certain Trade Receivables Purchase and Sale Agreement dated as of October 29, 1993, as amended by the Amendment dated as of October 27, 1994, the Second Amendment dated as of November 22, 1994, the Third Amendment dated as of April 26, 1995 and the Fourth Amendment dated as of September 30, 1995 (said Agreement as so amended being the "Parallel Purchase Commitment" and, together with the Investor Agreement, the "Agreements"). The Agent and the A Syndicate Banks are party to that certain Asset Purchase Agreement dated as of November 3, 1994, as amended by the Amendment dated as of October 27, 1994 and the Second Amendment dated as of November 22, 1994 (said Asset Purchase Agreement as so amended being the "Asset Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the respective Agreements.

                 (2) The Seller, the Investors, Citibank, NationsBank, the other Banks, CNAI, the Agent and the Co-Agent, on the terms and conditions stated below, have agreed, among other things, to extend the Facility Termination Date under the Investor Agreement, the Commitment

Termination Date under the Parallel Purchase Commitment and the Purchase Termination Date under the Asset Purchase Agreement (in the case of the A Syndicate Banks), in each case to November 19, 1996 and to amend the definition of "Obligor" in the Agreements so as to include Phar-Mor, Inc. as an Obligor.

                 SECTION 1. Amendments to the Investor Agreement. The Investor Agreement is, effective, in the case of subsection (a) below, as of the date hereof and, in the case of subsection (b) below, October 16, 1995, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                 (a) The definition of the term "Facility Termination Date", contained in Section 1.01 thereof, is amended by replacing the date "November 21, 1995" contained therein with the date "November 19, 1996".

                 (b)      The definition of the term "Obligor", contained in
Section 1.01 thereof, is amended by deleting "Phar-Mor, Inc.," from the parenthetical clause contained therein.

                 SECTION 2. Amendments to the Parallel Purchase Commitment. The Parallel Purchase Commitment is, effective, in the case of subsection (a) below, as of the date hereof and, in the case of subsection (b) below, October 16, 1995, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                 (a) The definition of the term "Commitment Termination Date", contained in Section 1.01 thereof, is amended by replacing the date "November 21, 1995" contained therein with the date "November 19, 1996".

                 (b)      The definition of the term "Obligor", contained in
Section 1.01 thereof, is amended by deleting "Phar-Mor, Inc.," from the parenthetical clause contained therein.

                 SECTION 3. Amendment to the Asset Purchase Agreement. The Asset Purchase Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended by amending the definition of the term "Purchase Termination Date" contained therein by replacing the date "November 21, 1995" set forth on the signature page thereto of each A Syndicate Bank opposite the caption "Purchase Termination Date" with the date "November 19, 1996".

                 SECTION 4. Conditions Precedent. Sections 1, 2 and 3 of this Fifth Amendment shall become effective as of the date hereof when, and only when, all of the following have occurred:

                 (a) the Agent shall have received counterparts of this Fifth Amendment executed by Citibank, Nationsbank, each of the other Banks (or, as to any Banks, advice satisfactory to the Agent that such Banks have duly executed such amendment), the Seller, each Investor, CNAI, the Co-Agent and the Agent, and of the consent to this Fifth Amendment set forth on the signature pages hereof executed by each Selling Subsidiary; and

                 (b) the fee payable to the Agent and the Co-Agent, respectively, referred to in the letter agreement dated the date hereof between the Seller and the Agent and the Co-Agent shall have been paid by the Seller.

                 SECTION 5. Representations and Warranties of the Seller. The Seller represents and warrants as follows:

                 (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Fifth Amendment.

                 (b) The execution, delivery and performance by the Seller of this Fifth Amendment, and the performance by the Seller of the Agreements as amended by this Fifth Amendment, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Seller's charter or by-laws or law or any contractual restriction binding on or affecting the Seller, or (ii) result in or require the creation of any Adverse Claim upon or with respect to any of its properties (other than pursuant thereto), or (iii) require compliance with any bulk sales act or similar law.

                 (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Fifth Amendment or the performance by the Seller of the Agreements as amended by this Fifth Amendment.

                 (d) This Fifth Amendment and the Agreements as amended by this Fifth Amendment constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, subject to the effect of the bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                 SECTION 6. Reference to and Effect on the Agreements (a) Upon the effectiveness of Sections 1,2 and 3 hereof, on and after the date of this Fifth Amendment, each reference in either Agreement or the Asset Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to either Agreement or the Asset Purchase Agreement in the other Agreement, the Fee Letter, the Asset Purchase Agreement, any Selling Subsidiary Letter, any letter agreement with any Bank or any other document delivered in connection with either Agreement, shall mean and be a reference to such Agreement or the Asset Purchase Agreement, respectively, as amended and modified hereby.

                 (b) Except as specifically amended and modified above, the Agreements, the Certificates, the Fee Letter, the Asset Purchase Agreement, the Selling Subsidiary Letters, the respective letter agreements between the Agent or the Co-Agent, as applicable, and the respective Banks and the other documents delivered in connection with the Agreements are and shall continue to be in full force and effect and are hereby ratified and confirmed.

                 SECTION 7. Cost and Expenses. The Seller agrees to pay on demand all costs and expenses of each of the Agent and the Co-Agent, respectively, in connection with the preparation, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Co-Agent, respectively, with respect thereto and with respect to advising the Agent or the Co-Agent as to its rights and responsibilities hereunder and thereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fifth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7.

                 SECTION 8. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Fifth Amendment and the consent referred to below by telefacsimile shall be effective as delivery of a manually executed counterpart of this Fifth Amendment and such consent.

                 SECTION 9. Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              FOXMEYER CORPORATION


                              By:
                                 -----------------------------------------------
                                 Title:

                              CORPORATE ASSET FUNDING
                              COMPANY, INC.

                              By:      CITICORP NORTH AMERICA, INC
                                       its Attorney-in-fact


                              By:
                                 -----------------------------------------------
                                               Vice President


                              ENTERPRISE FUNDING CORPORATION


                              By:
                                 -----------------------------------------------
                                 Title:


                              CITIBANK, N.A.


                              By:
                                 -----------------------------------------------
                                               Vice President


                              NATIONSBANK, N.A.,
                              individually and as Co-Agent


                              By:
                                 -----------------------------------------------
                                 Title:


                              CITICORP NORTH AMERICA, INC.,
                              individually and as Agent


                              By:
                                 -----------------------------------------------
                                               Vice President

                               A SYNDICATE BANKS
                               -----------------

                              BANK OF AMERICA ILLINOIS
                              (formerly Continental Bank, N.A.)

                              By:
                                 --------------------------------
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 --------------------------------
                                 Title:


                              FIRST BANK NATIONAL ASSOCIATION

                              By:
                                 --------------------------------
                                 Title:



                              B SYNDICATE BANKS
                              -----------------

                              THE FUJI BANK, LTD. - HOUSTON
AGENCY

                              By:
                                 --------------------------------
                                 Title:


                              THE BOATMEN'S NATIONAL BANK OF
                              ST. LOUIS

                              By:
                                 --------------------------------
                                 Title:


                              THE BANK OF TOKYO, LTD.,
                              acting through its Dallas Agency

                              By:
                                 --------------------------------
                                 Title:

                               November 21, 1995


FoxMeyer Corporation
1220 Senlac Drive
Carrollton, Texas   75006

                              FoxMeyer Corporation
                                Fifth Amendment

Ladies and Gentlemen:

                          As contemplated by Section 4(b) of the Fifth
Amendment dated as of the date hereof of (the "Fifth Amendment") to the Trade Receivables Purchase and Sale Agreements dated as of October 29, 1993, as amended, among FoxMeyer Corporation as Seller and, as applicable, Corporate Asset Funding Company, Inc., Enterprise Funding Corporation, Citibank, N.A., NationsBank, N.A., individually ("NationsBank") and as co-agent (the "Co-Agent"), Citicorp North America, Inc., individually ("CNAI") and as agent (the "Agent"), and the other financial institutions listed on the signature pages thereof under the heading "A Syndicate Banks" (the "A Syndicate Banks") or "B Syndicate Banks" (the "B Syndicate Banks"), respectively, the undersigned hereby agrees to pay the Agent and the Co-Agent, for the accounts of CNAI and Nationsbank, respectively, in lawful money of the United States of America in same day funds, a fee in the aggregate amount of 0.05 of 1% of the aggregate Purchase Limit (as defined in the Investor Agreement as defined and referred to in said Fifth Amendment), of which aggregate amount 60% shall be payable to the Agent for the account of CNAI and 40% shall be payable to the Co-Agent for the account of NationsBank. Such fee shall be payable on the date of said Fifth Amendment, and the payment of such fee shall constitute satisfaction of the condition precedent set forth in such Section 4(b).



                                   Very truly yours,

                                   CITICORP NORTH AMERICA, INC.


                                   By
                                     --------------------------
                                     Title:

                                         NATIONSBANK, N.A.


                                         By
                                           -------------------------------
                                           Title:


ACCEPTED this ___ day
of November, 1995

FOXMEYER CORPORATION


By
  --------------------------------
  Title: